Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 28, 2012
Prospectus

The following information replaces the information for Communications Equipment Portfolio found in the "Fund Summary" section under the heading "Investment Advisers" on page 4.

Fidelity Management & Research Company (FMR) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

The following information replaces the information for Communications Equipment Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

Ali Khan (portfolio manager) has managed the fund since January 2012.

The following information replaces the information for Computers Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Christopher Lin (portfolio manager) has managed since January 2013.

The following information replaces the information for Electronics Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 10.

Stephen Barwikowski (portfolio manager) has managed the fund since January 2009.

The following information replaces similar information found in the "Fund Services" section under the heading "Fund Management" on page 30.

FMRC serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, and Software and Computer Services Portfolio. FMRC may provide investment advisory services for Technology Portfolio.

The following information replaces similar information found in the "Fund Services" section under the heading "Fund Management" on page 30.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2011, FMR H.K. had approximately $7.1 billion in discretionary assets under management. Currently, FMR H.K. has day-to-day responsibility for choosing investments for Technology Portfolio. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, and Software and Computer Services Portfolio. FMR H.K. is an affiliate of FMR.

The following information replaces the biographical information for Charlie Chai, Ali Khan, Matthew Shuldt, Stephen Barwikowski, and Christopher Lin found in the "Fund Services" section under the heading "Fund Management" on page 30.

Charlie Chai is portfolio manager of Technology Portfolio, which he has managed since January 2007. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

Ali Khan is portfolio manager of Communications Equipment Portfolio, which he has managed since January 2012. He also manages other funds. Mr. Khan joined Fidelity Investments in 2008 as an equity research associate after receiving a bachelor of arts degree in economics and political science from Amherst College.

Christopher Lin is portfolio manager of Computers Portfolio, which he has managed since January 2013. He also manages other funds. Since joining Fidelity Investments in 2003, Mr. Lin has worked as a research analyst and portfolio manager.

Stephen Barwikowski is portfolio manager of Electronics Portfolio, which he has managed since January 2009. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Barwikowski has worked as a research analyst and portfolio manager.

SELTEC-13-01  February 15, 2013
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